UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 29, 2008

(Date of earliest event reported):

INNODATA ISOGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22196	13-3475943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Three University Plaza Hackensack, NJ 07601	07601
(Address of principal executive offices)	(Zip Code)

(201) 371-2828
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

Today, May 29, 2008, at 9:45 a.m. Eastern Time, Jack Abuhoff, Chairman and Chief Executive Officer of Innodata Isogen, Inc. (the “Company”) and Steven Ford, Executive Vice President and Chief Financial Officer of the Company, will be presenting information on the Company’s three-year strategic and financial plan at the FBR 12th Annual Spring Investor Conference in New York City. During the presentation Messrs. Abuhoff and Ford expect to provide updated guidance on second quarter 2008 revenues and earnings, annual revenues for 2008 overall and the Company’s three-year strategic plan for 2009, 2010 and 2011, as further set forth in the Press Release issued today and furnished herewith as an Exhibit to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1          Press Release dated May 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNODATA ISOGEN, INC.

Date:	May 29, 2008	By:	/s/ Amy R. Agress
Amy R. Agress
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 29, 2008